SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2011

DIGAGOGO VENTURES CORP.

(Exact name of Company as specified in its charter)

Delaware	333-166494	42-1769945
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

645 Griswold St., Suite 3500 Detroit, Michigan 48226-4120
(Address of principal executive offices)
Phone: 704-246-8073 Fax: 704-904-6385
(Company’s Telephone Number)

Copy of all Communications to: Carrillo Huettel, LLP 3033 Fifth Avenue, Suite 400 San Diego, CA 92103 Phone: 619.546.6100 Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DIGAGOGO VENTURES CORP.

Form 8-K

Current Report

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective August 9, 2011, Riley Wight (“Mr. Wight”) resigned from all positions with the Company including, but not limited to, that of Vice President of Marketing & Operations.  Mr. Wight’s resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies, practices, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGAGOGO VENTURES CORP.
Date: August 9, 2011	By: /s/ Fernando Londe
Fernando Londe
Chief Executive Officer

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